Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
PREMISES AND EQUIPMENT

NOTE 5 – PREMISES AND EQUIPMENT

Year-end fixed assets were as follows:

	September 30,	September 30,
	2011	2010
Land	$1,899	$1,899
Buildings	13,916	13,916
Furniture and equipment	11,880	11,919

Subtotal	27,695	27,734
Accumulated depreciation	(15,788)	(14,839)

Total premises and equipment	11,907	12,895
Software, net of accumulated amortization	200	280

Total Fixed Assets	$12,107	$13,175

The Corporation has entered into operating lease agreements for branch offices and equipment, which expire at various dates through 2023, and provide options for renewals. Rental expense on lease commitments for 2011 and 2010 amounted to $754 and $832, respectively. The total future minimum lease commitments at December 31, 2011 under these leases are summarized as follows.

September 30,
2012	$626
2013	614
2014	496
2015	475
2016	455
Thereafter	704

Total	$3,370